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                        SUPPLEMENT DATED MARCH 28, 2007
                                     TO THE
                         VAN KAMPEN CORPORATE BOND FUND

          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS
                            DATED DECEMBER 29, 2006
                                    AND THE
                           CLASS I SHARES PROSPECTUS
                            DATED DECEMBER 29, 2006

     The Prospectuses are hereby supplemented as follows:

     The first, second and third paragraphs of the sub-section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" are hereby deleted and replaced with the following:

     PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Taxable Fixed Income team. The Taxable Fixed Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Steven Kreider, a Managing Director of the Adviser, and Gerhardt P. Herbert, an Executive Director of the Adviser.

     Mr. Kreider has been associated with the Adviser in an investment management capacity since 1988 and joined the team that manages the Fund in March 2007. Mr. Herbert has been associated with the Adviser in an investment management capacity since 1994 and joined the team that manages the Fund in June 2005.

     Mr. Kreider is the lead manager of the Fund. Each team member is responsible for specific sectors. All team members are responsible for the execution of the overall strategy of the Fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    CORPSPT 3/07